UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

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November 5, 2009
Date of Report (Date of Earliest Event Reported)

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GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50723 (Commission File Number)	04-3638229 (I.R.S. Employer Identification No.)
One New York Plaza New York, New York (Address of principal executive offices)	10004 (Zip Code)

212-902-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.  Unregistered Sales of Equity Securities.

On November 1, 2009, Goldman Sachs Hedge Fund Partners, LLC (“HFP” or the “Company”), completed a private placement of 85,100.00 newly-issued Class A Series 75 units (the “Class A Series 75 Units”) of limited liability company interests to several qualified investors.  The units were sold at $100.00 per Class A Series 75 Unit.  The private placement resulted in proceeds of $8,510,000.00.  The sale was not subject to any underwriting discount or commission.

The Class A Series 75 Units were privately offered and sold to accredited investors pursuant to Rule 506 of Regulation D and the sales were exempt from registration under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Date: November 5, 2009

GOLDMAN SACHS HEDGE FUND PARTNERS, LLC (Registrant)
By:	Goldman Sachs Hedge Fund Strategies LLC Managing Member

By:	/s/ Jennifer Barbetta
Jennifer Barbetta
Managing Director and Chief Financial Officer